SQZ-PBMC-HPV-101 Clinical Program Updates at ESMO Immuno-Oncology Congress 2021 Conference Call and Webcast December 9th, 2021

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Welcome to the SQZ Conference Call and Webcast SQZ-PBMC-HPV-101 Clinical Program Updates at ESMO Immuno-Oncology Congress 2021

Agenda Welcome Micah Zajic, Chief Business Officer SQZ Oncology Portfolio Armon Sharei, PhD, Chief Executive Officer and Founder SQZ-PBMC-HPV-101 Phase 1/2 Trial Highest-Dose Cohort Findings Jong Chul Park, MD, Massachusetts General Hospital Monotherapy Summary & Clinical Development Ricardo Zwirtes, MD, Oncology Clinical Development Combination Strategies and Manufacturing Howard Bernstein, MD, PhD, Chief Scientific Officer Summary & 2022 Oncology Portfolio Outlook Armon Sharei, PhD, Chief Executive Officer and Founder Questions & Answers Management Team Members

Agenda Welcome Micah Zajic, Chief Business Officer SQZ Oncology Portfolio Armon Sharei, PhD, Chief Executive Officer and Founder SQZ-PBMC-HPV-101 Phase 1/2 Trial Highest-Dose Cohort Findings Jong Chul Park, MD, Massachusetts General Hospital Monotherapy Summary & Clinical Development Ricardo Zwirtes, MD, Oncology Clinical Development Combination Strategies and Manufacturing Howard Bernstein, MD, PhD, Chief Scientific Officer Summary & 2022 Oncology Portfolio Outlook Armon Sharei, PhD, Chief Executive Officer and Founder Questions & Answers Management Team Members

An exciting milestone for the SQZTM APC approach in solid tumors Biomarkers support expected APC mechanism Clinical and immune response in heavily treated patient Motivates program expansion with systemic combos and eAPCs Manufacturing data highlights rapid production Additional clinical data readouts and INDs expected in 2022

SQZ™ Technology Can Underpin a New Generation of Cell Therapies Universe of Possible SQZ™ Cell Therapies Hematology Oncology Solid Tumors Autoimmune Infectious Disease Regenerative Medicine SQZ™ Technology Potentially enables engineering of many previously challenging biologies Robust process allows for rapid manufacturing and future point of care potential

Engineering Antigen Presentation in a Natural Way to Direct the Immune System

Determinants of an Immune Reaction

1. Antigen (What to target)
Antigen presenting cells (APCs) show peptide antigen on MHC-I and MHC-II that T cells look at using their T cell receptors (TCR)


T Cell
APC

2. Context (Activation vs. Tolerance)
Once a T cell's TCR is engaged, it looks for clues via APC surface receptors and cytokines for whether to become activated or tolerized


Surface receptors
+
Cytokines

Antigen:

Context Indications:

Anticipated Outcome:

Immune Activation

Immune Tolerance


T Cells
APC
T
Cells
...activation against the target
...tolerization against the target
zZZ
CD8 Killer T cells
CD4 Helper T cells
CD8 Killer T cells
Regulatory T cells

CD8 Killer T cells are activated to attack desired target and CD4 T cells are activated to support a broader reaction (e.g., antibodies)

Activating cells (e.g., CD8, CD4) are deleted or anergized and Tregs are upregulated, blocking unwanted immune response against the target

8

Diverse Pipeline: Synergistic in Execution yet Independent in Mechanism 9 PLATFORM CELL SOURCE / CARGO INDICATION PRE-CLINICAL PHASE 1/2 ONCOLOGY SQZ APCs PBMC + Peptide H&N, Cervical, Anal Other Solid Tumors SQZ AACs RBC + Peptide + Adjuvant H&N, Cervical, Anal KRAS mut Solid Tumors Other Solid Tumors SQZ eAPCs PBMC + mRNA Solid Tumors AUTO-IMMUNITY SQZ TACs RBC + Protein Celiac disease Type 1 Diabetes INFECTIOUS DISEASE SQZ eAPCs PBMC + mRNA Chronic Hepatitis B Virus Rapid Response Vaccines 9

The Therapeutic Potential and Historical Challenges of Driving CD8 Tumor Responses

Correlation of CD8 TIL with clinical benefit has been a strong motivation for developing therapeutic vaccines…



Responders
Progressors
CD8+ density (cells mm-2)
11,000
9,500
8,000
6,500
5,000
3,500
2,000
500
Before Tx
Days +20–60
Days +80–120
Days >120

PC Tumeh et. al. *Nature*. 2014

"Positive prognostic value of CD8 T cells was confirmed in more than 18,700 patients across 17 solid cancer types"

Bruni et al, Nature Reviews 2020

…However, there has been limited success in the vaccine field to date.



Current vaccine
primary mode of action:
Desired mode of
action:
CD4 Helper Cells
Antibodies
CD8 Killer T Cells

- Limited clinical benefit shown to date as monotherapy or in combination
- **The only approved cell-based cancer vaccine did not induce T cell infiltration into tumor centers in a Phase 2 neoadjuvant trial – immune responses were limited to tumor margins.**

L Fong et. al. *J Natl Cancer Inst.* 2014

10

SQZ™ APCs are Designed to Overcome Historical Challenge of CD8 T cell Activation

Typical Vaccine Mechanism: Cross-Presentation

- **Endocytic** uptake of antigen
- **Primarily MHC class II** presentation to **CD4** helper T cells



CD4 T Cell, Antibody responses
Antigen Endocytosis
MHC-I
MHC-II

Suited for prophylactic applications

SQZ™ APC Mechanism: Direct Antigen Presentation

- **Direct cytosolic** delivery
- **Primarily MHC class I** presentation to **CD8** T cells



CD8 T Cell Activation
Squeezed Antigen
MHC-I

Suited for therapeutic applications

SQZ™ APC vs. Cross-Presentation Potency Data:



SQZ
Cross-Presentation
1000x
% CD8 T Cell Activation
100
80
60
40
20
0
10^0
10^1
10^2
10^3
10^4
Antigen Concentration

Cell Squeeze® mediated cytosolic delivery demonstrated **1000x More Efficient CD8 Activation** versus cross-presentation in dendritic cells

Presented at AACR 2019 by SQZ

11

SQZTM APC Approach to Direct Endogenous T Cells Against Solid Tumors Lead APC Candidate: SQZ-PBMC-HPV-101 Peripheral blood mononuclear cells (PBMCs) engineered with HPV16 E6 and E7 synthetic long peptide cargo

Agenda Welcome Micah Zajic, Chief Business Officer SQZ Oncology Portfolio Armon Sharei, PhD, Chief Executive Officer and Founder SQZ-PBMC-HPV-101 Phase 1/2 Trial Highest-Dose Cohort Findings in Advanced Solid Tumors Jong Chul Park, MD, Massachusetts General Hospital Monotherapy Summary & Clinical Development Ricardo Zwirtes, MD, Oncology Clinical Development Combination Strategies and Manufacturing Howard Bernstein, MD, PhD, Chief Scientific Officer Summary & 2022 Oncology Portfolio Outlook Armon Sharei, PhD, Chief Executive Officer and Founder Questions & Answers Management Team Members

SQZ-PBMC-HPV-101 Evaluated in Advanced, Heavily Pretreated Patients

Patient Baseline Characteristics

- Confirmed HPV16+ recurrent or metastatic cancers, progressed after at least 1 available standard therapy
- Heavily pretreated patient population at study entry, with median 4 prior lines of therapy across cohorts (n=18)
- All patients in the highest dose cohort were treated with anti-PD-(L)1 checkpoint inhibitor, and the majority were considered refractory to CPI

Characteristic	0.5 M cells/kg SP (n=3)	2.5 M cells/kg SP (n=5)	2.5 M cells/kg DP (n=4)	5.0 M cells/kg DP (n=6)	Total (n=18)
Median Age, years (min, max)	65 (60, 68)	65 (54, 68)	49 (47, 66)	57.5 (52, 78)	60 (47, 78)
Female, n (%)	3 (100)	3 (60)	3 (75)	0	9 (50)
Caucasian Race, n (%)	3 (100)	5 (100)	3 (75)	5 (83)	16 (89)
Baseline ECOG PS of 1, n (%)	2 (67)	3 (60)	4 (100)	3 (50)	12 (67)
Phase 1 RMH Score High, n (%)	0	3 (60)	4 (100)	1 (33)	8 (44)
Site of primary tumor, n (%)					
Anus	2 (66)	3 (60)	2 (50)	0	7 (39)
Cervix	1 (33)	0	1 (25)	0	2 (11)
Head & Neck	0	2 (40)	1 (25)	6 (100)	9 (50)
Metastatic Disease, n (%)	3 (100)	5 (100)	4 (100)	6 (100)	18 (100)
Median Number of Prior Lines, n (min, max)	4 (2, 5)	3 (1, 7)	4 (3, 4)	3.5 (2, 6)	4 (1,7)
Prior Systemic Therapy, n (%)					
Chemotherapy	3 (100)	5 (100)	4 (100)	6 (100)	18 (100)
Checkpoint Inhibitor	3 (100)	4 (80)	4 (100)	6 (100)	17 (94)
Refractory to CPI (PD as BOR)	2/3	3/4	3/4	4/6	12/17

M=millions, SP=single-prime, DP=double-prime, ECOG PS=Eastern Cooperative Oncology Group Performance Status, CPI=checkpoint inhibitors, PD=Progressive Disease, BOR=Best Overall Response, RMH=Royal Marsden Hospital

Trial ID: NCT04084951

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SQZ-PBMC-HPV-101 was Well-Tolerated At All Dose Levels; No Related Grade ≥3 AEs at Highest Dose

Safety and Tolerability

- Safety data for SQZ-PBMC-HPV was consistent across all dose levels. Most related AEs were of low grade and no patients met the DLT criteria
- One case of grade 2 cytokine release syndrome in a 1st cohort patient, which resolved in <24h, considered a related serious AE
- Only grade ≥3 related adverse event was a case of grade 3 anemia in a 2nd cohort patient

Event, n (%)	0.5 M cells/kg SP (n=3)	2.5 M cells/kg SP (n=5)	2.5 M cells/kg DP (n=4)	5.0 M cells/kg DP (n=6)	Total (n=18)
Related AEs in >1 Patient	3 (100)	4 (80)	2 (50)	5 (83)	14 (78)
Fatigue	0	1 (20)	0	4 (67)	5 (28)
Flushing	1 (33)	0	0	2 (33)	3 (17)
Hypotension	2 (67)	1 (20)	0	0	3 (17)
Infusion Related Reaction (IRR)	1 (33)	0	1 (25)	0	2 (11)
Nausea	0	0	0	2 (33)	2 (11)
Pruritus	0	1 (20)	0	1 (20)	2 (11)
Related Grade ≥3 AEs	0	1 (20%)[1]	0	0	1 (6%)
Related Serious AEs	1 (33%)[2]	0	0	0	1 (6%)
AEs of Special Interest[3]	1	0	1	0	2 (11%)
Dose-Limiting Toxicity	0	0	0	0	0
Related AEs leading to d/c	0	0	0	0	0
Fatal Related AEs	0	0	0	0	0

[1]Grade 3 anemia. [2]Grade 2 cytokine release syndrome (CRS). [3]AEs of medical concern related to SQZ-PBMC-HPV mechanism of action (CRS, IRR). M=millions, SP=single-prime, DP=double-prime, AE=adverse events

Trial ID: NCT04084951

15

Potential Proof-of-Concept for SQZ-PBMC-HPV-101 in anti-PD-1 Refractory Patient

Highest dose cohort changes in CD8 TILs

(n = 5 patients)



Patient 17
Cells/mm2
4000
3500
3000
2500
2000
1500
1000
500
0
Pre
Post

Day-28 on treatment biopsy demonstrated an 8-fold increase in tumor infiltrating CD8 cells.

Highest dose cohort tumor measurements

(n = 5 patients)



Treatment Start
Patient 17
% Change from Baseline
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
59%
50%
40%
27%
-46%
-49%
0
20
40
60
80
100
Study Day

Radiographic response, including confirmed CR on target lesion (mediastinal lymph node (RECIST 1.1)) with a new dermal lesion at the last tumor assessment.

Case Study: Patient 17

- 52-year-old man with squamous cell carcinoma of the oropharynx. Large primary lesion with significant symptom burden
- Initial diagnosis 3.7 years ago, with 6 prior lines of systemic therapy including carbo/5FU/pembro and anti-TGFβ/pembro (BOR=PD) 9 months before SQZ-PBMC-HPV dosing
- Received all 7 doses of SQZ-PBMC-HPV, with excellent tolerability (G1 flushing, G1 fatigue)
- Marked symptomatic improvement (dysphagia and neck swelling) and improvement of the lesion on physical examination

16

Patient 17: Immune Markers in Tumor Further Demonstrate APC Mechanism At Work

Case Study: Patient 17

- Influx of CD8 cells into the tumor changed immunophenotype from desert to inflamed
- Increase in HLA-I expression likely due to CD8 driven IFN-γ secretion
- Increase in PD-L1 expression suggests potential synergy with a combinatory approach

CD8 TIL Increase


4000
3500
3000
2500
2000
1500
1000
500
0
424
3444
Pre-treat
Post-treat

Pre-treat **Post-treat**



● CD8 ● PanCK

HLA-I Increase


300
250
200
150
100
50
0
130
245
Pre-treat
Post-treat

Pre-treat **Post-treat**



● HLA-I

PD-L1 Increase


100%
80%
60%
40%
20%
0%
2%
100%
Pre-treat
Post-treat

Pre-treat **Post-treat**



● PD-L1

Matched tumor biopsy samples from the main oropharyngeal lesion, taken at screening (Pre-treat) and day-28 on treatment (Post-treat)

17

Patient 17: Evidence of HPV Antigen-Specific Tumor Targeting

Patient 17's HPV16 E6 and E7 Expression Post-Treatment

- Substantial reduction in frequency of HPV16 E6 and E7 expressing tumor cells as measured by RNA in situ hybridization (ISH)
- E6 and E7 reduction in tumor tissue provides supportive evidence for antigen-specific T cell action in responder patient

Proportion of HPV16 E6 High-Expressing Cells Meaningfully Decreases After APC Treatment

RNA ISH Assay


HPV16 +4
HPV16 +3
HPV16 +2
HPV16 +1
HPV16 Negative
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
% of HPV16+ Cells
Pre-treat
Post-treat

Proportion of HPV16 E7 High-Expressing Cells Meaningfully Decreases After APC Treatment

RNA ISH Assay


HPV16 +4
HPV16 +3
HPV16 +2
HPV16 +1
HPV16 Negative
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
% of HPV16+ Cells
Pre-treat
Post-treat

Matched tumor biopsy samples from the main oropharyngeal lesion, taken at screening (Pre-Treat) and day-28 on treatment (Post-Treat)

18

Agenda Welcome Micah Zajic, Chief Business Officer SQZ Oncology Portfolio Armon Sharei, PhD, Chief Executive Officer and Founder SQZ-PBMC-HPV-101 Phase 1/2 Trial Highest-Dose Cohort Findings Jong Chul Park, MD, Massachusetts General Hospital Monotherapy Summary & Clinical Development Ricardo Zwirtes, MD, Oncology Clinical Development Combination Strategies and Manufacturing Howard Bernstein, MD, PhD, Chief Scientific Officer Summary & 2022 Oncology Portfolio Outlook Armon Sharei, PhD, Chief Executive Officer and Founder Questions & Answers Management Team Members

Summary: Lead APC Candidate Induced Immune, Clinical Responses in Certain Post-CPI Patients

Target Lesion Response	SD	SD	CR
Survival (days)*	492+	467+	105+
RMH	1	0	1
Patient	2	7	17
Dose	0.5 e6/kg	2.5 e6/kg	5.0 e6/kg (DP)



CD8 Cells/mm²
4000
3500
3000
2500
2000
1500
1000
500
0
2x
6x
8x
Pre
Post
Pre
Post
Pre
Post

Safety and Tolerability

- Favorable safety and well-tolerated at all dose levels
- No pre-conditioning and no severe CRS

Clinical and Histologic Activity

- **CD8 TIL increase** observed across multiple patients despite advanced population
- **Clinical benefit and ongoing survival among CD8 TIL responders**
- Patient 17's **clinical response consistent with expected SQZ™ APC mechanism**:
  - Increased CD8 tumor infiltration converting phenotype from desert to inflamed
  - Increased PD-L1 expression consistent with tumor inflammation
  - Reduction of E6 and E7 expressing cells suggests antigen-specific killing

*Survival follow-up: Patient 2 and 7 survival at the time of the data cut-off October 8, 2021. Patient 17 survival at the time of last dose.
CPI=checkpoint inhibitors, RMH=Royal Marsden Hospital, DP=double-prime, SD=stable disease, CR=complete response, TIL=tumor infiltrating lymphocytes

20

SQZ-PBMC-HPV-101 Clinical Plan and Milestones


SQZ-PBMC-HPV-101 Study
Inclusion Criteria
• Recurrent or metastatic
• HPV-driven cancer
• HPV-16+
• HLA-A *02+
• Platinum experienced
• CPI offered
Monotherapy Escalation
SQZ-PBMC-HPV $5.0e^{6}$/kg Q3W Double Prime (n = 6)
SQZ-PBMC-HPV $2.5e^{6}$/kg Q3W Double Prime (n = 4)
SQZ-PBMC-HPV $2.5e^{6}$/kg Q3W (n = 5)
SQZ-PBMC-HPV $0.5e^{6}$/kg Q3W (n = 3)
Currently Enrolling
Combination De-escalation
SQZ-PBMC-HPV RP2D + Atezolizumab 1200mg Q3W
SQZ-PBMC-HPV RP2D + Ipilimumab 3mg/kg Q3W x 4
SQZ-PBMC-HPV RP2D + Nivolumab 360mg Q3W
SQZ-PBMC-HPV RP2D + Nivo 360mg Q3W + Ipi 1mg/kg Q6W
Treatment until PD, unacceptable toxicity or 2 years

SQZ-PBMC-HPV-101 Highlights

- SQZ-PBMC-HPV-101 at 5.0M cells/kg dose was endorsed by study DSMB to move into PD-(L)1 & CTLA-4 combination stages, with no dose escalation required in combination cohorts
- The highest dose cohort is still enrolling to further evaluate efficacy of SQZ-PBMC-HPV as monotherapy
- Next stages of trial provide further opportunity to access earlier-line and low ECOG and RMH patients

21

Encouraging Results Reinforce Broader Potential Across Indications

SQZ™ APCs Squeezed with KRAS G12D or G12V Elicited Functional CD8 T Cell Responses

ELISpot analysis (IFN-γ)


G12D
15000
10000
5000
0
SFU / 1 x 10⁶ cells
Untreated
SQZ HPV Antigen
SQZ WT1-16
SQZ KRas G12D
G12V
10000
8000
6000
4000
2000
0
SFU / 1 x 10⁶ cells
Untreated
SQZ HPV Antigen
SQZ WT1-16
SQZ KRas G12V1-16

- **~100,000 patients per year in U.S. have KRAS G12D and G12V mutations**
- **Spans multiple tumor types, including pancreatic, colorectal and some lung cancers**

Presented at AACR 2021 by SQZ

Opens potential for additional high-value SQZ product candidates

Least Difficult

Viral Antigen
(e.g. **HPV**, EBV)

Fusion Protein
(e.g. BCR-ABL, EML-ALK)

Point Mutant
(e.g. **KRAS**)

Self

Most Difficult

Scale of Difficulty for Generating Immune Response

22

Agenda Welcome Micah Zajic, Chief Business Officer SQZ Oncology Portfolio Armon Sharei, PhD, Chief Executive Officer and Founder SQZ-PBMC-HPV-101 Phase 1/2 Trial Highest-Dose Cohort Findings Jong Chul Park, MD, Massachusetts General Hospital Monotherapy Summary & Clinical Development Ricardo Zwirtes, MD, Oncology Clinical Development Combination Strategies Howard Bernstein, MD, PhD, Chief Scientific Officer Summary & 2022 Oncology Portfolio Outlook Armon Sharei, PhD, Chief Executive Officer and Founder Questions & Answers Management Team Members

SQZTM APCs + Systemic Combinations Improve T cell function in the tumor microenvironment Induce inflammation to improve tumor access Path to early line combinations with established treatments SQZTM eAPCs Integrated Combination Function Enhance T cell priming Polyclonal T cell response to expand addressable population T cell phenotype and proliferation enhancing signals Driving to Expand Impact Through Systemic and Integrated Combination Functions Advancing APC + CPI combinations and enhanced APCs (eAPCs) with built-in combination-like functionality Leveraging different biological and pharmacological advantages to direct immune system and counteract solid tumor biology SQZTM APCs Monotherapy Potential Potential Expansion Opportunities and Considerations for SQZTM APCs

Synergistic Combination Potential With Systemic Therapeutic Modalities *Presented at SITC 2020 in SQZ Poster and Roche Oral Presentation Preclinical data* demonstrated synergistic potential of SQZTM APCs in combination with Roche PD1-IL2v I-O Combinations SQZTM APCs and cisplatin chemotherapy combination resulted in enhanced tumor regression in mouse models Cisplatin is utilized as part of the standard-of-care treatment for multiple HPV-associated cancers, including anal, cervical, head & neck Chemo Combinations

Anticipated Clinical Translation of Multi-functional eAPCs eAPC IND targeted by end of 2021 SQZTM eAPC CD86 1 3 Signals CD8 T Cell SQZ eAPC IL-2 IL-12 TCR MHC-I Five mRNAs as cargo Broader antigen repertoire in mRNA potentially increases addressable population 2-3x Addition of co-stimulatory factors and cytokines: membrane-bound IL-2, IL-12 and CD86 Potential for combination-like functionality in single cell therapy Could reduce toxicity normally seen with traditional combinations Enhanced APCs (eAPCs) 2

Agenda Welcome Micah Zajic, Chief Business Officer SQZ Oncology Portfolio Armon Sharei, PhD, Chief Executive Officer and Founder SQZ-PBMC-HPV-101 Phase 1/2 Trial Highest-Dose Cohort Findings Jong Chul Park, MD, Massachusetts General Hospital Monotherapy Summary & Clinical Development Ricardo Zwirtes, MD, Oncology Clinical Development Manufacturing Innovation Howard Bernstein, MD, PhD, Chief Scientific Officer Summary & 2022 Oncology Portfolio Outlook Armon Sharei, PhD, Chief Executive Officer and Founder Questions & Answers Management Team Members

Robust Autologous Cell Therapy Manufacturing in <24 Hours for Phase 1/2 Patients

Current Cell Therapy Production



Patient Leukapheresis	SQZ Process <24-hours	QC and Batch Release	Administration to Patient
Day 1	Day 2	Day 2-8	~1 week

- **Median manufacturing time was 17 hours** for SQZ-PMBC-HPV-101 and allowed for a vein-to-vein time of about a week
- **Median viability was 91%** among all patient lots produced
- HPV16 specific T cell clone assay verified all patient lots were presenting antigen on MHC-I
- **Median of 5 doses available** for each highest dose patient from a single leukapheresis session

Ongoing In-House Testing to Enable Future Point-of-Care Vision


24hrs

Same day production



On-site manufacturing without a clean room



Could enable much broader accessibility

28

Agenda Welcome Micah Zajic, Chief Business Officer SQZ Oncology Portfolio Armon Sharei, PhD, Chief Executive Officer and Founder SQZ-PBMC-HPV-101 Phase 1/2 Trial Highest-Dose Cohort Findings Jong Chul Park, MD, Massachusetts General Hospital Monotherapy Summary & Clinical Development Ricardo Zwirtes, MD, Oncology Clinical Development Combination Strategies and Manufacturing Howard Bernstein, MD, PhD, Chief Scientific Officer Summary & 2022 Oncology Portfolio Outlook Armon Sharei, PhD, Chief Executive Officer and Founder Questions & Answers Management Team Members

Summary & 2022 Oncology Portfolio Outlook APC platform progress supports broader development for HPV+ solid tumors and expansion to new antigens Patient 17 illustrated differentiated clinical impact potential of SQZ™ APC program Increased CD8 TIL and PD-L1 expression underscores potential CPI synergy Systemic combination cohorts with CPI are enrolling. eAPCs with multiple combination-like functions on track for 2021 IND filing Oncology clinical data through end of 2022 SQZTM eAPCs IND on track for filing by YE ‘21 Phase 1/2 monotherapy data SQZTM AACs Phase 1/2 monotherapy data SQZTM APCs Phase 1/2 combination data

Questions & Answers SQZ-PBMC-HPV-101 Clinical Program Updates at ESMO Immuno-Oncology Congress 2021